UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2023

Berry Corporation (bry)
(Exact name of registrant as specified in its charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 N. Dallas Parkway, Suite 500
Dallas, Texas 75248
(Address of Principal Executive Offices)
(661) 616-3900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.001 per share	Trading Symbol BRY	Name of each exchange on which registered Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 10, 2023, Berry Corporation (bry) (the “Company” or “we”), as a guarantor, together with Berry Petroleum Company, LLC, our wholly-owned subsidiary, as the borrower, (the “Borrower”), entered into the Fourth Amendment to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and the lenders party thereto. The Amendment amends the Credit Agreement, dated as of August 26, 2021 (as amended, supplemented or otherwise modified, including as amended by the Amendment, the “Credit Facility”), among the Borrower, the Company, the Agent, JPMorgan Chase Bank, N.A., as an issuing bank, and each of the lenders from time to time party thereto to, among other things, (1) maintain the Aggregate Elected Commitment Amounts (as defined in the Credit Facility) at $200,000,000, (2) decrease the Borrowing Base (as defined in the Credit Facility) from $250,000,000 to $200,000,000, which constitutes a redetermination of the Borrowing Base that was scheduled to occur on or about May 1, 2023 pursuant to the terms of the Credit Facility, (3) decrease the maximum consolidated leverage ratio by 0.25x to 2.75x for fiscal quarters ending June 30, 2023 and thereafter and (4) amend the minimum hedging covenant to specify the floor price set forth in the Amendment but without any modification to the minimum volumes required to be hedged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1*
Fourth Amendment to the Credit Agreement dated May 10, 2023, by and among Berry Corporation (bry), as a guarantor, together with Berry Petroleum Company, LLC, as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and as an issuing bank, and the lenders from time-to-time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

__________
(*)    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023

Berry Corporation (bry)

By:	/s/ M. S. Helm
Michael S. Helm
Vice President, Chief Financial Officer and Chief Accounting Officer